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                       SECURITIES AND EXCHANGE COMMISSION
                                  UNITED STATES
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) November 9, 2005
                                                         ----------------

                              INTERMET CORPORATION
                              --------------------
             (Exact name of registrant as specified in its charter)

           Georgia                      0-13787                58-1563873
           -------                      -------                ----------
(State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)              File Number)          Identification No.)

            5445 Corporate Drive, Suite 200                     48098-2683
                  Troy, Michigan                                ----------
                  --------------                                (Zip Code)
        (Address of principal executive offices)

      Registrant's telephone number including area code:       (248) 952-2500
                                                               --------------

                                 Not Applicable
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.03         Bankruptcy or Receivership.


         As previously disclosed, on September 29, 2004, INTERMET Corporation and 17 of its domestic subsidiaries (the "Debtors") filed voluntary petitions in the U.S. Bankruptcy Court for the Eastern District, Southern Division of Michigan (the "Bankruptcy Court") seeking relief under chapter 11 of the United States Bankruptcy Code. On September 29, 2005, the Bankruptcy Court entered an order confirming INTERMET's Amended Plan of Reorganization (the "Plan"). On November 9, 2005 (the "Effective Date"), the Debtors satisfied the conditions precedent to effectiveness of the Plan and filed a Notice of Effective Date of the Plan with the Bankruptcy Court, thereby emerging from chapter 11. A press release announcing INTERMET's emergence from chapter 11 was issued by the company today and is attached as Exhibit 99.1 to this Current Report on Form 8-K.

         Set forth below is a summary of material provisions of the Plan. This summary is qualified in its entirety by reference to the Plan itself which is attached as Exhibit 2.1 to this Current Report on Form 8-K. Information regarding INTERMET's assets and liabilities as of September 30, 2005, the day after the Plan was confirmed, can be obtained from INTERMET's monthly operating report for September 2005 filed with the Bankruptcy Court and attached as
Exhibit 99.1 to INTERMET's Current Report on Form 8-K filed October 20, 2005, incorporated herein by reference.


         Corporate Structure.

         A new certificate of incorporation and bylaws have been filed with the Secretary of State of Delaware and INTERMET has become a Delaware corporation ("Reorganized INTERMET").

         Classification and Treatment of Claims.

         Lenders under INTERMET's debtor-in-possession credit facility and holders of administrative, priority and tax claims will be paid in full pursuant to the Plan, as will holders of lender claims that arose prior to the Debtors' chapter 11 petition.

         Holders of general unsecured claims (including bondholder claims, trade claims, claims arising from the rejection of contracts and other claims) will either (i) receive new common stock of Reorganized INTERMET (a pro rata portion of 2.5 million shares) or cash, based on the claim holder's election or (ii) receive cash, if the claim holder did not make an election or vote. Claim holders who choose to receive common stock of Reorganized INTERMET could also elect to participate in a rights offering and purchase a pro rata portion of an additional 7.5 million shares.

         The "convenience class" includes holders of general unsecured claims that are equal to or less than $125,000. Holders of convenience class claims will receive cash equal to a fixed percent of their unsecured claims, as set forth in the Plan.

         On the Effective Date, 25,665,257 shares of INTERMET common stock were outstanding. The holders of these shares will not receive any distributions pursuant to the Plan. INTERMET Corporation will file a Form 15 with the Securities and Exchange Commission to deregister its common stock and terminate its public company reporting requirements.


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         Pension Plans and Retirement Benefits.

         Reorganized INTERMET will continue all pension plans. On September 15, 2005, the Debtors paid into each pension plan the amount then due for the 2004 pension plan year. On the Effective Date, the Debtors paid into each pension plan the remaining amounts due under applicable minimum funding standards. Additionally, all payments of retiree benefits shall continue as they existed prior to the Debtors' chapter 11 petition for the period the applicable Debtor has obligated itself to provide such benefits, as set forth in the Plan, except for the retiree benefits in Wagner Castings Company, which were modified pursuant to a settlement agreement approved by the Bankruptcy Court before confirmation of the Plan.








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Item 9.01         Financial Statements and Exhibits.

(a)     Not applicable

(b)     Not applicable

(c)     Not applicable

(d)     Exhibits:

        The following exhibits are being filed herewith:

        2.1 Amended Plans of Reorganization under chapter 11 of the United States Bankruptcy Code dated August 12, 2005 (incorporated by reference to Exhibit 99.1 to INTERMET's Current Report on Form 8-K filed August 15, 2005).

        99.1     Press Release of INTERMET Corporation dated November 9, 2005.

        99.2 Monthly Operating Reports of the Debtors for the period from September 1 through September 30, 2005 (incorporated by reference to Exhibit 99.1 to INTERMET's Current Report on Form 8-K filed October 20, 2005).






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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        INTERMET CORPORATION


Dated: November 9, 2005                 By:  /s/  Alan J. Miller
                                        Alan J. Miller
                                        Vice President, General Counsel and
                                        Assistant Secretary








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                                  Exhibit Index



      Exhibit No.                           Description
      -----------                           -----------

         2.1 Amended Plans of Reorganization under chapter 11 of the United States Bankruptcy Code dated August 12, 2005 (incorporated by reference to Exhibit 99.1 to INTERMET's Current Report on Form 8-K filed August 15, 2005).

         99.1     Press Release of INTERMET Corporation dated November 9, 2005.

         99.2 Monthly Operating Reports of the Debtors for the period from September 1 through September 30, 2005 (incorporated by reference to Exhibit 99.1 to INTERMET's Current Report on Form 8-K filed October 20, 2005).








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